EXHIBIT 99.1

UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION

Capitalized terms used but not defined in this Exhibit 99.1 shall have the meanings ascribed to them in the Current Report on Form 8-K (the “Form 8-K”) to which this exhibit is attached and, if not defined in the Form 8-K, the definitive proxy statement/prospectus filed with the SEC on October 20, 2023 (the “Proxy Statement/Prospectus”).

Unless the context requires otherwise, all references to (i) “American Acquisition Opportunity” or ”SPAC” refer to American Acquisition Opportunity Inc. prior to giving effect to the Business Combination; (ii) “Royalty Management Holding Corporation” or “New Royalty” refer to the entity formerly known as American Acquisition Opportunity, which is now named Royalty Management Holding Corporation, after giving effect to the Business Combination; and (iii) “Royalty” refers to Royalty Management Corporation, an Indiana corporation.

The following unaudited pro forma condensed combined balance sheet as of June 30, 2023 and the unaudited pro forma condensed combined statements of operations for the six months ended June 30, 2023 and the year ended December 31, 2022 present the combined financial information of American Acquisition Opportunity and Royalty after giving effect to the Business Combination and related adjustments described in the accompanying notes.

American Acquisition Opportunity and Royalty are collectively referred to herein as the “Companies,” and the Companies, subsequent to the Business Combination, are referred to herein as the “Combined Company”

The unaudited pro forma condensed combined financial information has been prepared in accordance with Article 11 of Regulation S-X, Pro Forma Financial Information, as amended by the final rule, Release No. 33-10786. The following unaudited pro forma condensed combined statements of operations for the year ended December 31, 2022 and the six months ended June 30, 2023 give pro forma effect to the Business Combination as if it had occurred on January 1, 2022. The unaudited pro forma condensed combined balance sheet as of June 30, 2023 gives pro forma effect to the Business Combination as if it was completed on June 30, 2023.

The unaudited pro forma condensed combined financial information is based on, and should be read in conjunction with:

•	the accompanying notes to the unaudited pro forma condensed combined financial information;

•

the audited historical financial statements and the unaudited historical financial statements of each of American Acquisition Opportunity and Royalty as of and for the periods ended December 31, 2022, and as of and for the three months ended June 30, 2023 and six months ended June 30, 2023, respectively, and the related notes thereto, in each case, included elsewhere in this proxy statement/prospectus; and

•

other information relating to American Acquisition Opportunity and Royalty contained in the proxy statement/prospectus, including the disclosures contained in the sections titled “American Acquisition Opportunity Management’s Discussion and Analysis of Financial Condition and Results of Operations of American Acquisition Opportunity” and “Royalty Management’s Discussion and Analysis of Financial Condition and Results of Operations of Royalty.”

The unaudited pro forma condensed combined financial statements have been presented for illustrative purposes only and do not necessarily reflect what the combined financial condition or results of operations would have been had the Business Combination occurred on the dates indicated. Further, the unaudited pro forma condensed combined financial information also may not be useful in predicting the future financial condition and results of operations of the combined companies. The actual financial position and results of operations may differ significantly from the pro forma amounts reflected herein due to a variety of factors. The unaudited pro forma adjustments represent management’s estimates based on information available as of the date of these unaudited pro forma condensed combined financial statements and are subject to change as additional information becomes available and analyses are performed.

As previously announced, the Business Combination between American Acquisition Opportunity and Royalty was completed on October 31, 2023 pursuant to the Business Combination Agreement. American Acquisition Opportunity’s public stockholders approved the proposed Business Combination on October 30, 2023.

In connection with the Business Combination, holders of 253,807 shares of American Acquisition Opportunity Class A Common Stock exercised their right to redeem those shares for cash at an approximate price of $10.47 per share, for an aggregate payment of $2,656,564 out of the Trust Account, which was paid to such holders on the Closing Date (referred to herein as the “actual redemptions”).

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In the Business Combination, Royalty’s equity holders maintained a controlling financial interest over the Combined Company.

The Business Combination will be accounted for as a reverse recapitalization, in accordance with GAAP. Under the guidance in ASC 805, American Acquisition Opportunity is expected to be treated as the “acquired” company for financial reporting purposes. Accordingly, the Business Combination will be treated as the equivalent of Royalty issuing stock for the net assets of American Acquisition Opportunity, accompanied by a recapitalization whereby the net assets of American Acquisition Opportunity will be stated at historical cost and no goodwill or other intangible assets are recorded. Operations prior to the Business Combination will be those of Royalty.

Royalty expects to be the accounting acquirer based on evaluation of the following facts and circumstances under the illustrative actual redemptions:

•	Royalty stockholders will have the largest voting interest in the Combined Company immediately after the Business Combination;

•	Individuals designated by, or representing, Royalty stockholders will constitute a majority of the board of directors of the Combined Company immediately after the Business Combination;

•	Royalty management will continue to hold executive management positions in the Combined Company and be responsible for the day-to-day operations;

•	the post-combination company is assuming the name “Royalty Holding Company”;

•	the Combined Company is maintaining the pre-existing Royalty headquarters; and

•	the operations of Royalty will comprise the ongoing operations of the Combined Company.

The following summarizes the pro forma ownership of Combined Company Common following the Business Combination based on the actual redemptions that occurred in the Business Combination:

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UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET

June 30, 2023

			Actual Redemptions
	SPAC (Historical)	Royalty (Historical)	Transaction Accounting Adjustments (Assuming Actual Redemptions)	Notes	Pro Forma Combined (Assuming Actual Redemptions)
Assets
Current assets
Cash and cash equivalents	$52,328	96,230	-		$113,178
			274,729	(D)
				(G)
			(799,155)	(H)
			301,585	(K)
			187,462	(Q)
Accounts receivable, net		18,280			18,280
Prepaid insurance
Deposits	98,243				98,243
Total current assets	150,571	114,510	(35,380)		229,701
Cash equivalents held in Trust Account	5,505,349		(5,505,349)	(Q)(R)	-

Interest Receivable		359,109			359,109
Fee Income Receivable		112,191			112,191
Investments in Corporations and LLCs		10,112,852			10,112,852
Convertible Notes Receivable		900,000			900,000
Notes Receivable		350,000			350,000
Intangible Assets, net accumulated amortization		557,874			557,874
Restricted Cash		176,800			176,800
Operating lease right-of-use assets		471,105			471,105
Total assets	5,655,920	13,154,441	(5,540,729)		13,269,632
Liabilities and Stockholders’ Equity (Deficit):
Current liabilities
Accounts payable - related party	$777,294			(G)	$777,294
Accounts payable	$295,711				295,711
Current portion of operating lease liabilities, net		33,554			33,554
Accrued Expenses		750,171			750,171
Total current liabilities	1,073,005	783,725			1,856,730

Notes payable, net		1,595,218			1,595,218
Convertible notes payable, net		2,645,834	(2,645,834)	(C)	-
					-
Deferred underwriter commissions	3,500,000		(3,500,000)	(E)
Fair value liability of public warrants	199,368				199,368
Fair value liability of private warrants	163,851				163,851
Operating lease liabilities, net		436,046			436,046

Total liabilities	4,936,224	5,460,823	(6,145,834)		4,251,213
Commitments and Contingencies
Class A common stock subject to possible redemption, 525,611 shares at redemption value of $10.10 per share as of June 30, 2023 (no shares issued and outstanding, pro forma combined)	5,308,671		(5,121,210)	(Q)	187,461

Stockholders’ Equity (Deficit):
Class A common stock, $0.0001 par value; 100,000,000 shares authorized; No issued and outstanding (excluding 525,611 shares subject to possible redemption) as of June 30, 2023 issued and outstanding, pro forma combined)			1,110	(J)	1,110

Class B common stock, $0.0001 par value; 10,000,000 shares authorized; 2,726,500 shares issued and outstanding as of June 30, 2023 (including 100,000 representative shares)	273				273
Common stock, $.01 par value; 100,000,000 shares authorized; 0 shares issued and outstanding as of June 30, 2023 (2,024,769 shares issued and outstanding, pro forma combined)			4,024	(C)	4,699
			305	(D)
			35	(E)
			335	(K)
Common Stock: $0.01 par value; 100,000,000 shares authorized, 6,890,281 shares issued and outstanding as of June 30, 2023.		68,911	(68,911)	(J)	-
Additional paid-in capital	(10,140,613)	10,865,129			13,364,453
			2,611,810	(C)
			274,424	(D)
			3,499,965	(E)
			500,000	(H)

			67,801	(J)
			301,250	(K)
			5,384,687	(N)(R)
Retained Earnings (Accumulated deficit)	5,551,365	(3,240,422)	(1,299,155)	(H)	(4,539,577)
			(5,551,365)	(N)
Total Stockholders’ Equity (Deficit)	(4,588,975)	7,693,618	5,726,315		8,830,958
Total Liabilities and Stockholders’ Equity (Deficit)	5,655,920	13,154,441	(5,540,729)		13,269,632

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UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS

For the Six Months Ended June 30, 2023

			Actual Redemptions
	SPAC (Historical)	Royalty (Historical)	Transaction Accounting Adjustments (Assuming Actual Redemptions)	Notes	Pro Forma Combined (Assuming Actual Redemptions)
Revenue	$-	133,655	-		$133,655
Operating expenses
General and administrative	666,897	353,133	1,299,155	(X)	2,319,185

Total operating expenses	666,897	353,133	1,299,155		2,319,185
Loss from operations	(666,897)	(321,118)	(1,299,155)		(2,185,530)

Changes in fair value of warrant liability	(151,612)				(151,612)
Interest income (expense), net		(237,548)			(237,548)
Amortization expense - intangibles		(37,614)			(37,614)
Other income	164,380		(164,380)	(U)	-

Income/Loss before income tax expense	(654,129)	(494,640)	(1,463,535)		(2,612,304)
Net loss/Gain	(654,129)	(494,640)	(1,463,535)		(2,612,304)

Weighted average number of shares of common stock outstanding:
Class A - Public shares	3,595,191				—
Class A - Common stock		6,891,051			14,176,500
Basic and diluted net loss per share:
Class A - Public shares	(0.18)	$-			$—
Common stock		$(0.07)		(AA)	$(0.18)

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UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS

For the Year Ended December 31, 2022

			Actual Redemptions
	SPAC (Historical)	Royalty (Historical)	Transaction Accounting Adjustments (Assuming Actual Redemptions)	Notes	Pro Forma Combined (Assuming Actual Redemptions)
Revenue	$-	104,810			$104,810
Operating expenses
General and administrative	559,081	227			1,858,463
			1,299,155	(X)
Professional Fees	$662,568	95,787			758,355
Bank Fees & Service Charges		94			94
Sponsorship Expense		15,000			15,000
Printing		869			869
Software & apps		265			265
Payroll		30,419			30,419
Payroll Taxes		2,942			2,942
Employee Insurance		718			718
Board of Directors Comp		60,000			60,000
Consultant Fee		75,000			75,000
Officers' Salaries		75,000			75,000
Rent/Lease		59,052			59,052
Fuel		3,425			3,425
Equipment Rentals		44			44
Small Equipment		1,197			1,197
Telephone		319			319
Utilities		5,570			5,570
Total operating expenses	1,221,649	425,928	1,299,155		2,946,732
Loss from operations	(1,221,649)	(321,118)	(1,299,155)		(2,841,922)
Interest income on investments held in Trust Account			-		-
Changes in fair value of warrant liability	5,087,628				5,087,628
Interest income, net		149,808	(149,808)	(U)
Other income	22,729	67,876			90,605
Income/Loss from Investment		(1,834,396)			(1,834,396)
Amortization expense - intangible		(28,658)			(28,658)
Convertible Debt Interest		(722,717)			(722,717)
Income/Loss before income tax expense	3,888,708	(2,689,205)	(1,448,963)		(220,802)
Net loss/Gain	3,888,708	(2,689,205)	(1,448,963)		(220,802)

Weighted average number of shares of common stock outstanding:
Class A - Public shares	7,098,632				—
Class A - Common stock		6,890,281			13,826,500
Basic and diluted net loss per share:
Class A - Public shares	0.55	$-			$—
Common stock		$(0.39)		(AA)	$(0.01)

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Basis of Pro Forma Presentation

American Acquisition Opportunity’s public stockholders approved the proposed Business Combination on October 30, 2023, and the Business Combination between American Acquisition Opportunity and Royalty was completed on October 31, 2023 pursuant to the Business Combination Agreement.  As a result, the unaudited pro forma condensed combined financial statements have been prepared based on the actual redemptions of 253,807 shares of American Acquisition Opportunity Class A Common Stock based on an approximate redemption price of $10.47 per share, for an aggregate payment of $2,656,564 out of the Trust Account, which was paid to holders of such shares on the Closing Date.

Under the actual redemptions, Royalty is considered the accounting acquirer, as further discussed in Note 1 of the Notes to the Unaudited Pro Forma Combined Financial Information.

The unaudited pro forma condensed combined financial statements have been presented for illustrative purposes only and do not necessarily reflect what the Combined Entity’s financial condition or results of operations would have been had the acquisition occurred on the dates indicated. Further, the pro forma condensed combined financial information also may not be useful in predicting the future financial condition and results of operations of the Combined Entity. The actual financial position and results of operations may differ significantly from the pro forma amounts reflected herein due to a variety of factors.

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NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION

Note 1 — Basis of Presentation

The unaudited pro forma condensed combined financial information has been adjusted to include Transaction Accounting Adjustments (discussed within the notes below) which reflect the application of the accounting required by GAAP. The Transaction Accounting Adjustments for the Business Combination consist of those necessary to account for the Business Combination. The pro forma adjustments are prepared to illustrate the estimated effect of the Business Combination and certain other adjustments.

Under the actual redemptions, the Business Combination will be accounted for as a reverse recapitalization because Royalty has been determined to be the accounting acquirer under Financial Accounting Standards Board’s Accounting Standards Codification Topic 805, Business Combinations (“ASC 805”). The determination is primarily based on the evaluation of the following facts and circumstances taking into consideration actual redemptions that occurred in the Business Combination:

•	The pre-combination equity holders of Royalty will hold the majority of, among others, voting rights in the Combined Entity;

•	The pre-combination equity holders of Royalty will collectively hold voting power giving them the right to appoint the majority of the directors on the Combined Entity Board;

•	Senior management of Royalty will comprise the senior management of the Combined Entity;

•	Operations of Royalty will comprise the ongoing operations of the Combined Entity; and

•	Royalty is significantly larger than American Acquisition Opportunity in terms of revenue, total assets (excluding cash) and employees.

Under the reverse recapitalization model, the Business Combination will be treated as Royalty issuing equity for the net assets of American Acquisition Opportunity, with no goodwill or intangible assets recorded.

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Note 2 — Transaction Accounting Adjustments

Adjustments to the Unaudited Pro Forma Condensed Combined Balance Sheet as of June 30, 2023

The pro forma adjustments included in the unaudited pro forma condensed combined balance sheet as of June 30, 2023 are as follows:

(A)	[Intentionally omitted]

(B)	[Intentionally omitted]

(C)

Represents the conversion of existing convertible debt in the amount of $2,615,834 into 402,436 shares of Royalty Common Stock at a conversion rate of $6.50 per share per the terms of the convertible debt agreement. Pursuant to the terms of the convertible debt agreement and the Business Combination Agreement, all amounts outstanding will be converted into shares of the Combined Company Common Stock at the Closing.

(D)

Represents the issuance of 166,517 shares of Royalty Common Stock at an exercise price of $9 per share for equity value of $632,817 pursuant to cashless exercise provisions in conjunction with the existing convertible debt outlined in footnote C. Pursuant to the terms of the convertible debt agreement and the Business Combination Agreement, all amounts outstanding will be converted into equity immediately prior to the Effective Time of the Merger.

(E)	Represents the conversion of the deferred underwriter ree totaling $3,500,000 into 350,000 shares of Common Stock at a conversion rate of $10 per share.

(F)	[Intentionally omitted]

(G)	[Intentionally omitted]

(H)

Represents the payment of $1,299,155 of estimated transaction costs at Closing in connection with the Business Combination relating to advisory, legal and other fees including deferred underwriting fees discussed in footnote E.

(I)	[Intentionally omitted]

(J)

Represents the exchange of equity interests in Royalty, including all issued and outstanding shares of Royalty Common Stock. Based on a valuation of $111,000,000 and a price per share of $10, there were 11,100,000 shares issued.

(K)	[Intentionally omitted]

(L)	[Intentionally omitted]

(M)	[Intentionally omitted]

(N)	Represents the elimination of American Acquisition Opportunity’s historical retained earnings of $5,769,030.

(O)	[Intentionally omitted]

(P)	[Intentionally omitted]

(Q)

Represents the release of the cash and cash equivalents held in the Trust Account upon consummation of the Business Combination at Closing. Under the “Actual Redemptions”, and cash equivalents held in trust account decreased $5,308,671 and redeemable Class A Common Stock decreased by $5,308,671. Please refer to “Basis of Pro Forma Presentation” above for calculations assuming actual redemptions.

(R)

Represents the redemption of 177,543 Class A Common Stock on September 22, 2023.  The redemption caused a distribution from the trust to redeeming shareholders totaling $1,848,172 or $10.41 per share of Class A Common Stock.  The trust was further reduced in the amount of $98,093 for a tax withdrawal.

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Adjustments to the Unaudited Pro Forma Condensed Combined Statements of Operations for the Six Months Ended June 30, 2023 and Six Months Ended June 30, 2023

The pro forma adjustments included in the unaudited pro forma condensed combined statements of operations for the six months ended June 30, 2023 are as follows:

(U)	Represents the elimination of investment income on the Trust Account.

(X)	Represents expenses incurred in conjunction with the Business Combination.

(AA)

Represents the net loss per share calculated using the weighted average shares outstanding and the issuance of additional shares of Class A Common Stock in connection with the Business Combination, assuming that the shares were outstanding since January 1, 2022. As the Business Combination is being reflected as if it had occurred at the beginning of the period presented, the calculation of weighted average shares outstanding for net loss per share assumes that the shares issuable related to the Business Combination have been outstanding for the entire period presented.

The combined financial information has been prepared assuming “Actual Redemptions”.

Adjustments to the Unaudited Pro Forma Condensed Combined Statements of Operations for the Year Ended December 31, 2022

The pro forma adjustments included in the unaudited pro forma condensed combined statements of operations for the year ended December 31, 2022 are as follows:

(U)	Represents the elimination of investment income on the Trust Account.

(X)	Represents expenses incurred in conjunction with the Business Combination.

(AA)

Represents the net loss per share calculated using the weighted average shares outstanding and the issuance of additional shares of Class A Common Stock in connection with the Business Combination, assuming that the shares were outstanding since January 1, 2022. As the Business Combination is being reflected as if it had occurred at the beginning of the period presented, the calculation of weighted average shares outstanding for net loss per share assumes that the shares issuable related to the Business Combination have been outstanding for the entire period presented.

The combined financial information has been prepared assuming an “Actual Redemption”.

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